UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549
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                                  FORM 8 K

                               CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of report (Date of earliest event reported)   March 1, 2006
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                                Zanett, Inc.
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           (Exact name of registrant as specified in its charter)


Delaware                          0-27068                    56-4389547
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(State or other jurisdiction    (Commission               (IRS Employer
of incorporation)               File Number)             Identification No.)


635 Madison Avenue, 15th Floor, New York, NY                    10022
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(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:           (646)502-1800
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        (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

__ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01   Other Events

      On March 1, 2006, Zanett Inc. announced that their New England-based solutions practice, Whitbread Technology Partners (Whitbread), set a new speed record for a successful Oracle implementation. Broadbus Technologies, Inc. (Broadbus) of Boxborough, MA, went live on the Oracle E-Business Suite in a record 10 weeks.

      The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

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                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ZANETT, INC.



Date:      March 1, 2006               By: /s/ Kenneth DeRobertis
                                       Kenneth DeRobertis
                                       Chief Financial Officer

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                                Exhibit Index

99.1   Press Release